SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                    --------


     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934





                        Date of Report: December 27, 2002



                             MIDDLESEX WATER COMPANY
                             -----------------------
             (Exact name of registrant as specified in its charter)



            NEW JERSEY                       O-422              22-1114430
            ----------                       -----              ----------
     (State or other jurisdiction of      (Commission         (I.R.S. Employer
     incorporation or organization)       File Number)       Identification No.)



            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
                                 --------------
              (Registrant's telephone number, including area code)

Middlesex Water Company




Item. 5. Other Events

Annette Catino, President and Chief Executive Officer of QualCare, Inc., of Piscataway, New Jersey, has been elected a Director of the Company, effective January 1, 2003.

J. Richard Tompkins will retire as Chief Executive Officer of the Company on December 31, 2002. He will retain the Title of Chairman of the Board.

Dennis G. Sullivan, President, has been designated Chief Executive Officer effective January 1, 2003.

Ronald J. Williams has been designated Chief Operating Officer effective January 1, 2003.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf of the undersigned hereunto duly authorized.



                                         MIDDLESEX WATER COMPANY
                                              (Registrant)



                                         /s/ Marion F. Reynolds
                                         ---------------------------------------
                                                  Marion F. Reynolds
                                         Vice President, Secretary and Treasurer


Dated: December 27, 2002

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